Exhibit 99.1

Newmont Commences Exchange Offers
and Consent Solicitations

DENVER--(BUSINESS WIRE) -- Newmont Corporation (Newmont or the Company) announced today, in connection with its acquisition of Newcrest Mining Limited, the commencement of offers to exchange (each, an “Exchange Offer” and, collectively, the “Exchange Offers”) any and all outstanding notes (the “Existing Newcrest Notes”) issued by Newcrest Finance Pty Limited, a wholly owned subsidiary of Newmont (“Newcrest Finance” and, together with Newmont, the “Issuers”), for (1) up to $1.65 billion aggregate principal amount of new notes to be issued by the Issuers (the “New Newmont Notes”) and (2) cash, in each case, as set forth in the table below.

The following table sets forth the Exchange Consideration, the Early Tender Premium and the Total Exchange Consideration for each series of Existing Newcrest Notes:

Title of Series/ CUSIP Number of Existing Newcrest Notes	Maturity Date	Aggregate Principal Amount Outstanding	Exchange Consideration(1)	+	Early Tender Premium(1)	=	Total Exchange Consideration(1)(2)
3.250% Notes due 2030 / 65120FAD6 and Q66511AE8	May 13, 2030	$650.0 million	$950 principal amount of New Newmont 2030 Notes		$50 principal amount of New Newmont 2030 Notes and $1.00 in cash		$1,000 principal amount of New Newmont 2030 Notes and $1.00 in cash
5.75% Notes due 2041 / 65120FAB0 and Q66511AB4	November 15, 2041	$500.0 million	$950 principal amount of New Newmont 2041 Notes		$50 principal amount of New Newmont 2041 Notes and $1.00 in cash		$1,000 principal amount of New Newmont 2041 Notes and $1.00 in cash
4.200% Notes due 2050 / 65120FAE4 and Q66511AF5	May 13, 2050	$500.0 million	$950 principal amount of New Newmont 2050 Notes		$50 principal amount of New Newmont 2050 Notes and $1.00 in cash		$1,000 principal amount of New Newmont 2050 Notes and $1.00 in cash

(1)            For each $1,000 principal amount of the Existing Newcrest Notes accepted for exchange.

(2)            Includes the Early Tender Premium.

In conjunction with the Exchange Offers, the Issuers are soliciting consents (each, a “Consent Solicitation” and, collectively, the “Consent Solicitations”) to adopt certain proposed amendments to each of the indentures governing the Existing Newcrest Notes. The proposed amendments would eliminate certain covenants, restrictive provisions, events of default and related provisions from such indentures.

Each Exchange Offer and Consent Solicitation is conditioned upon the completion of the other Exchange Offers and Consent Solicitations, although the Issuers, in their sole discretion, may waive such condition at any time with respect to any one or more of the Exchange Offers. Any waiver of a condition by the Issuers with respect to an Exchange Offer will automatically waive such condition with respect to the corresponding Consent Solicitation.

The Exchange Offers and the Consent Solicitations are being made pursuant to the terms and subject to the conditions set forth in the offering memorandum and consent solicitation statement, dated November 27, 2023 (the “Offering Memorandum and Consent Solicitation Statement”).

Holders who validly tender (and do not validly withdraw) their Existing Newcrest Notes at or prior to 5:00 p.m., Eastern Standard Time, on December 8, 2023, unless extended (the “Early Tender Date”), will be eligible to receive the applicable Total Exchange Consideration as set forth in the table above. The Total Exchange Consideration includes the applicable Early Tender Premium as set forth in the table above, for all such Existing Newcrest Notes that are accepted for exchange. Holders who validly tender their Existing Newcrest Notes after the Early Tender Date but prior to 5:00 p.m., Eastern Standard Time, on December 26, 2023, unless extended (the “Expiration Date”), will not be eligible to receive the applicable Early Tender Premium as set forth in the table above. Those holders will only be eligible to receive the applicable Exchange Consideration as set forth in the table above on the settlement date. The settlement date is expected to be promptly after the Expiration Date.

Documents relating to the Exchange Offers and the Consent Solicitations will only be distributed to eligible holders of Existing Newcrest Notes who complete and return an eligibility form confirming that they are either (a) a “Qualified Institutional Buyer,” as that term is defined in Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), or (b) a person that is outside the “United States” and is (i) not a “U.S. person,” as those terms are defined in Rule 902 under the Securities Act and (ii) a “non-U.S. qualified offeree” (as defined in the Offering Memorandum and Consent Solicitation Statement). The complete terms and conditions of the Exchange Offers and the Consent Solicitations are described in the Offering Memorandum and Consent Solicitation Statement, a copy of which may be obtained by contacting D.F. King & Co., Inc., the exchange agent and the information agent in connection with the Exchange Offers and the Consent Solicitations, at (800) 713-9960 (toll free) or (212) 269-5550 (banks and brokers). The eligibility form is available at www.dfking.com/newmont-newcrest or by emailing D.F. King & Co., Inc. at newmont@dfking.com.

This press release does not constitute an offer to sell or purchase, or a solicitation of an offer to sell or purchase, or the solicitation of tenders or consents with respect to, any security. No offer, solicitation, purchase or sale will be made in any jurisdiction in which such an offer, solicitation, purchase or sale would be unlawful. The Exchange Offers and the Consent Solicitations are being made solely pursuant to the Offering Memorandum and Consent Solicitation Statement and only to such persons and in such jurisdictions as is permitted under applicable law.

The New Newmont Notes have not been registered under the Securities Act or any state or foreign securities laws. Therefore, the New Newmont Notes may not be offered or sold absent registration or an applicable exemption from the registration requirements of the Securities Act and any applicable state securities laws or applicable foreign securities laws. If the Exchange Offers are consummated, Newmont will enter into a registration rights agreement pursuant to which it will agree to use commercially reasonable efforts to file an exchange offer registration statement to allow for the exchange of the New Newmont Notes of each series for the same principal amount of exchange notes of the same series that are registered under the Securities Act or, in certain circumstances, register the resale of the New Newmont Notes.

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About Newmont

Newmont is the world’s leading gold company and a producer of copper, zinc, lead, and silver. The Company’s world-class portfolio of assets, prospects and talent is anchored in favorable mining jurisdictions in Africa, Australia, Latin America & Caribbean, North America, and Papua New Guinea. Newmont is the only gold producer listed in the S&P 500 Index and is widely recognized for its principled environmental, social, and governance practices. The Company is an industry leader in value creation, supported by robust safety standards, superior execution, and technical expertise. Newmont was founded in 1921 and has been publicly traded since 1925.

Media Contact

Jennifer Pakradooni
+1.720.236.8170
jennifer.pakradooni@newmont.com

Investor Contact

Daniel Horton

+1.303.837.5468

daniel.horton@newmont.com

Cautionary Statement Regarding Forward-Looking Statements, Including Outlook Assumptions

This news release contains “forward-looking statements,” which are intended to be covered by the safe harbor created by such sections and other applicable laws and “forward-looking information” within the meaning of applicable Australian securities laws. Where a forward-looking statement expresses or implies an expectation or belief as to future events or results, such expectation or belief is expressed in good faith and believed to have a reasonable basis. However, such statements are subject to risks, uncertainties and other factors, which could cause actual results to differ materially from future results expressed, projected or implied by the forward-looking statements. Forward-looking statements often address our expected future business and financial performance and financial condition; and often contain words such as “anticipate,” “intend,” “plan,” “will,” “would,” “estimate,” “expect,” “believe,” “pending” or “potential.” Forward-looking statements in this news release may include, without limitation, (i) estimates of future production and sales, including production outlook, average future production and upside potential; (ii) estimates of future costs applicable to sales and all-in sustaining costs; (iii) estimates of future capital expenditures, including development and sustaining capital; (iv) expectations regarding projects, including, without limitation, expectations for production, milling, costs applicable to sales and all-in sustaining costs, capital costs, mine life extension, construction completion, commercial production, and other timelines; (v) future expectations regarding sites with recently restarted operations (vi) expectations regarding future investments or divestitures; (vii) expectations regarding free cash flow and returns to stockholders, including with respect to future dividends, the dividend framework and expected payout levels; (viii) expectations regarding future mineralization, including, without limitation, expectations regarding reserves and recoveries; (ix) other outlook; and (x) expectations regarding pending or proposed transactions. Estimates or expectations of future events or results are based upon certain assumptions, which may prove to be incorrect. Such assumptions, include, but are not limited to: (i) there being no significant change to current geotechnical, metallurgical, hydrological and other physical conditions; (ii) permitting, development, operations and expansion of operations and projects being consistent with current expectations and mine plans; (iii) political developments in any jurisdiction in which Newmont operates being consistent with its current expectations; (iv) certain exchange rate assumptions; (v) certain price assumptions for gold, copper, silver, zinc, lead and oil; (vi) prices for key supplies; (vii) the accuracy of current mineral reserve and mineralized material estimates; and (viii) other planning assumptions. Uncertainties include those relating to general macroeconomic uncertainty and changing market conditions, changing restrictions on the mining industry in the jurisdictions in which we operate, impacts to supply chain, including price, availability of goods, ability to receive supplies and fuel, and impacts of changes in interest rates. Such uncertainties could result in operating sites being placed into care and maintenance and impact estimates, costs and timing of projects. Uncertainties in geopolitical conditions could impact certain planning assumptions, including, but not limited to commodity and currency prices, costs and supply chain availabilities. Risks relating to forward-looking statements in regard to the transaction with Newcrest and the combined company may include, but are not limited to, fluctuations in company stock price and results of operations; the prompt and effective integration of Newmont’s and Newcrest’s businesses and the ability to achieve the anticipated synergies and value-creation contemplated by the transaction; the outcome of any legal proceedings that have been or may be instituted against the parties and others related to the scheme implementation deed dated May 15, 2023, as amended from time to time (the “Scheme Implementation Deed”); unanticipated difficulties or expenditures relating to the transaction, the response of business partners and retention as a result of the transaction; the anticipated size of the markets and continued demand for Newmont’s and Newcrest’s resources and the impact of competitive responses to the transaction; and the diversion of management time on transaction-related issues. For a more detailed discussion of such risks, see Newmont’s Annual Report on Form 10-K for the year ended December 31, 2022 filed with the SEC on February 23, 2023, as updated by the current report on Form 8-K, filed with the SEC on July 20, 2023, as well as Newmont’s other SEC filings, including the definitive proxy statement, filed with the SEC on September 5, 2023, under the heading “Risk Factors”, and other factors identified in Newmont’s reports filed with the SEC, available on the SEC website or www.newmont.com. Newmont does not undertake any obligation to release publicly revisions to any “forward-looking statement,” including, without limitation, outlook, to reflect events or circumstances after the date of this news release, or to reflect the occurrence of unanticipated events, except as may be required under applicable securities laws. Investors should not assume that any lack of update to a previously issued “forward-looking statement” constitutes a reaffirmation of that statement. Continued reliance on “forward-looking statements” is at investors’ own risk.